EATON VANCE STRATEGIC INCOME FUND Supplement to Prospectus dated March 1, 2008

The following replaces the second paragraph under "Additional Fixed-Income Securities" under "Investment Objective & Principal Policies and Risks":

Fixed income securities may be purchased on a "forward commitment" or "when-issued" basis (meaning securities are purchased or sold with payment and delivery taking place in the future). In such a transaction, the Fund is securing what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

The Fund may engage in derivative transactions and may enter into forward commitments to purchase U.S. government agency generic MBS, with the total amount of such outstanding commitments not to exceed 10% of total net assets. The Fund may enter into forward commitments to sell generic U.S. government agency MBS, with the total amount of such outstanding commitments not to exceed 50% of MBS holdings. In addition, the Fund at times may enter into mortgage rolls.

October 20, 2008	SIPS1